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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 21, 2006

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                    000-30229                  04-3387074
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 21, 2006, the Compensation Committee of the Board of Directors of Sonus Networks, Inc. (the "Company") approved certain payments under the Company's incentive compensation program for fiscal year 2005 for executive officers and employees, including certain executive officers of the Company reporting under Section 16(a) of the Securities Exchange Act of 1934. Under the program, any incentive compensation payment to the Chief Executive Officer is awarded at the discretion of the Compensation Committee and, except as may otherwise be provided in individual contracts with Executive Officers, any incentive compensation payment to other executive officers and employees are awarded at the discretion of the Chief Executive Officer and Compensation Committee. Awards are based on the Company's achieving certain operating and financial measures for fiscal year 2005, including order activity, revenue, operating profit and cash flow from operations, as well as individual performance objectives. The Compensation Committee and the Chief Executive Officer exercised their discretion and approved certain limited awards under the incentive compensation program reflective of their view of the overall performance of the business for the year and the individual performance of participants, although not all of the target measures were achieved. The target and actual bonus payment for each eligible named executive officer are set forth below:

       Name                Title          Target Incentive   Bonus Payment
  ---------------   -------------------   ----------------   -------------
  Hassan Ahmed      Chief Executive       $        318,750   $      79,688
                    Officer

  Steve Edwards     Chief Marketing                147,000          42,226
                    Officer

  Albert Notini     President and                  276,250       71,900.70
                    Chief Operating
                    Officer

  Ellen Richstone   Chief Financial                156,000          56,761
                    Officer

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2006                               SONUS NETWORKS, INC.

                                                   By:   /s/ Ellen Richstone
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                                                         Ellen Richstone
                                                         Chief Financial Officer